EXHIBIT 99.1

Certain of the statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended (the "Securities Act"). The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. These statements are provided to assist in the understanding of future financial performance and such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. A more detailed description of various risks is contained in the Company's most recent annual report on Form 10 KSB. Many of such factors are beyond the Company's ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. The Company disclaims any obligation to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise. Safe Harbor Statement

Pinnacle Financial Partners Profile High growth, one-bank holding company Headquartered in Nashville, Tennessee 3 years old Total assets at 12/31/03 - $498 million NASDAQ national market - PNFP Market cap at 12/31/03 - $87 million Insider / employee ownership - 19% Institutional ownership - 28% Source: SNL, MSN

Tangible stockholders' equity at December 31, 2003 $ 34,336,381 Shares outstanding 3,692,053 Fully diluted shares outstanding 4,057,444 Tangible book value / share $ 9.30 Fully diluted book value / share $ 8.46 Closing price at December 31, 2003 $23.50 Price to tangible BV / share 253% Price to 2003 FD EPS 36 Price to 2004 average estimated EPS (1) 21 (1) McDonald - $1.20; SunTrust Robinson Humphrey - $1.00; Legg Mason - $1.18; FTN Midwest - $1.06; Howe Barnes - $1.15 Valuation Summary

PRICE FIRM ANALYST RATING TARGET Howe Barnes Investments Brian Martin Buy $28 Legg Mason Bryce Rowe Hold McDonald Investments Fred Cummings Buy $30 Midwest Research Jeff Davis Buy $30 SunTrust Robinson Humphrey Gary Tenner Equal Weight Analyst Coverage

Background and Opportunity The Nashville Market Large metropolitan market Fast growing market Extremely attractive competitive landscape

Market Share (June 2003) - Davidson County Total Deposits Total Share Rank Institution ($000) (%) Predecessor Bank 1 AmSouth Bancorp (AL) $ 2,995,887 25.3% First American Corp. 2 SunTrust Banks (GA) 2,407,068 20.3% Third National Bank 3 Bank of America (NC) 2,351,719 19.9% Commerce Union Bank 4 SouthTrust Corp (AL) 775,191 6.5% 5 Union Planters Corp (TN) 762,175 6.4% Fidelity Federal 6 U.S. Bank (MN) 489,664 4.1% First Union (N'ville City) 7 National Commerce Corp (TN) 370,318 3.1% 8 Pinnacle Financial Partners (TN) 285,663 2.4% 9 Synovus Financial Corp (GA) 282,044 2.4% Bank of Nashville 10 Regions Financial Corp (AL) 242,133 2.0% Security Federal 11 First Tennessee National Corp (TN) 228,843 1.9% 12 Capital Bancorp, Inc (TN) 190,240 1.6% Source: FDIC

Vulnerable Competition 6/30/1995 6/3/1996 6/30/1997 6/30/1998 6/30/1999 6/30/2000 6/30/2001 6/30/2002 6/1/2003 AmSouth 24.09 23.96 24.52 26.23 27.63 23.3 19.8 18.6 18.9 SunTrust 18.25 19.51 19.66 18.01 16.9 17 17.1 18.2 16.4 B of A 20.02 18.63 17.08 16.67 16.36 15.3 16.6 16.1 16.7 Community Banks 9.49 10.57 12.06 13.24 14.45 16.6 20.7 22.7 23.12 Source: FDIC

Business Strategy Focus on small businesses and consumers with significant investment and borrowing needs. Develop and retain team of experienced bankers with backgrounds in Nashville business and affluent markets. Offer a full line of financial services including traditional depository and credit products as well as investment and insurance products. Provide products and advice typically provided by larger institutions with the hands-on approach typically provided by community banks.

What Clients Are Saying "I've been with three banks in the last five years. I've never left a bank for a better interest rate, but always because of a service issue. Pinnacle's different. It seems as if they've asked people exactly what they look for in a bank, and they've not only offered it, but they've perfected it! From a friendly staff and great customer service to free ATM usage and the best online banking experience I've ever had, these people do it all, and they do it with a level of professionalism that is unmatched in middle Tennessee." Chris Thomas Director of National Advertising for The Dave Ramsey Show

Quarterly Financial Trends (000's)


Total Deposits (EOP)
$47,285
$74,890
$100,104
$133,259
$149,460
$168,752
$212,915
$234,017
$266,732
$309,089
$347,191
$390,569
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03


Total Loans (EOP)
$41,793
$69,319
$94,883
$134,440
$151,280
$170,427
$191,299
$209,743
$228,842
$255,448
$279,702
$297,004
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03


Total Assets (EOP)
$66,141
$101,187
$130,158
$175,439
$192,476
$229,795
$278,750
$305,279
$348,366
$403,229
$440,693
$498,421
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03


Net income before tax
$(1,282)
$(935)
$(635)
$(334)
$72
$173
$348
$411
$568
$839
$1,229
$1,345
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03

Pinnacle

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 0.001 0.0021 0.0034 0.004 0.0046 0.0059 0.0077 0.0075 Quarterly Performance Trends 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 0.01 0.018 0.026 0.035 0.0463 0.0654 0.0959 0.1002 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 0.859 0.822 0.786 0.771 0.724 0.693 0.65 0.679 (1) Amounts for 2001 reflect a pro forma 38% effective tax rate 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 4.1 3.7 4 3.6 3.5 3.5 3.51 3.62

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 East 0.265 0.237 0.198 0.18 0.168 0.156 0.112 0.099 Other Quarterly Deposit Trends 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 84049 95123 131188 146577 170592 204313 244817 276583 EOP Core Deposits ($000) Brokered Time Deposit to Total Deposits

1Q01 2Q01 3Q01 4Q01 1Q02 0.0126 0.0128 0.0125 0.0136 0.0135 Quarterly Asset Quality Ratios 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 0 0 0 0 0 0.0023 0 0 0.0019 0.0003 0.0002 -0.0002 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q03 4Q02 1Q03 2Q03 3Q03 4Q03 East 0.0126 0.0128 0.0125 0.0136 0.0135 0.0128 0.0127 0.0128 0.0125 0.0125 0.0125 0.0125 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q03 4Q02 1Q03 2Q03 3Q03 4Q03 0 0 0 0.0019 0.0015 0.0005 0.0004 0.0088 0.0048 0.0043 0.0039 0.0013 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 East 3.8 3.9 4 4 3.9 3.9 3.9 3.9 4 Net Charge Offs Allowance to Total Loans (EOP) Non Accrual Loans to Total Loans Weighted Average Commercial Loan Risk Rating

2003 Accomplishments Became the largest, locally owned financial institution in Nashville. Received recognition as the Best Place to Work in Nashville for mid- sized companies by the Nashville Business Journal. Hired 37 new associates. Opened two new branch offices. Began a mortgage origination unit. Issued $10 million in Trust Preferred Securities.

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Plan 100 200 300 400 500 600 700 800 900 1000 Actual 175 305 498 Performance Against Commitments Guidance Actual Qtr Low High Results 4Q02 $0.07 $0.09 $0.08 1Q03 $0.08 $0.09 $0.10 2Q03 $0.12 $0.14 $0.14 3Q03 $0.16 $0.19 $0.20 4Q03 $0.20 $0.22 $0.21 1Q04 $0.23 $0.24 -- Earnings Guidance - Began in Oct 2002

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Plan 100 200 300 400 500 600 700 800 900 1000 Actual 175 305 498 Asset Growth Performance Against Commitments

Future Expectations Continued rapid growth Continued expense growth to seize opportunity People (25 in 2004) Offices (2 in 2004; 1 in 2005) Infrastructure 1% ROA by 1H05 Continued capitalization on consolidation related turmoil

Why Pinnacle? Large, rapidly-growing, metropolitan market Extremely attractive competitive landscape Seasoned management team Significant double digit asset growth Strong asset quality "PNFP is one of the premier small-cap banking stories in the southeast." SunTrust Robinson-Humphrey